UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT: November 15, 2004             COMMISSION FILE NO. 0-22810
     (Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


             DELAWARE                                    03-0311630
  (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)



              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of Principal Executive Offices)

         Registrant's Telephone No., including area code: (856) 778-2300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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Item 2.02  Results of Operations and Financial Condition

           On November 15, 2004, Mace Security International, Inc. issued a press release announcing its financial results for the first nine months and third quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 9.01  Financial Statements and Exhibits.

           (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

           99.1 Press Release issued by Mace Security International, Inc. dated November 15, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MACE SECURITY INTERNATIONAL, INC.

                                       By: /s/ Gregory M. Krzemien
                                           -----------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer


Date: November 15, 2004

                                  EXHIBIT INDEX



Exhibit No.            Description
-----------            -----------

99.1 Press Release issued by Mace Security International, Inc. dated November 15, 2004.